EXHIBIT 24
				POWER OF ATTORNEY

       KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of David Meeker, M.D., Jim Flaherty, Christopher German and Stephen Vander Stoep signing singly, as his true and lawful attorney-in-fact to:

       (1) execute for and on behalf of the undersigned, in the undersigned?s capacity as an officer of Rhythm Pharmaceuticals, Inc. (the ?Company?), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and any other forms or reports the undersigned may be required to file in connection with the undersigned?s ownership, acquisition, or disposition of securities of the Company;

       (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, or other form or report, and timely file such form or report with the U.S. Securities and Exchange Commission and any stock exchange or similar authority; and

       (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney, shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

       The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform each and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that no such attorney-in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming any of the undersigned?s responsibilities to comply with Section 13 and Section 16 of the Securities Exchange Act of 1934 and the rules thereunder, as amended.

       This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

       IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of 8-7-2026.

       					/s/ Manher Joshi
					______________________
					Manher Joshi